Arbitron Inc. Providing Integrated Measures of the Media Experience and Its Impact on Consumer Behavior March 12, 2012 NYSE: ARB © 2012 Arbitron Inc. Exhibit 99.1

Forward-Looking Statements
Statements made in this presentation that are not historical in nature, particularly regarding expected performance in 2012 and future years, are forward-looking statements.
These forward-looking statements are based on our current expectations and assumptions and involve various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements.
Important factors known by the company that could cause such material differences include those referenced or discussed from time to time in our filings with the SEC, including those referenced under the heading “ITEM 1A – Risk Factors” in our Annual Report on Form 10-K for
the year ended December 31, 2011, and elsewhere, and any subsequent periodic or current reports filed by us with the SEC.
In addition, any forward-looking statements contained in this presentation represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.
© 2012 Arbitron Inc.

Your
Radio
Ratings
Diary

SCARBOROUGH RESEARCH

TAPSCAN

pd advantage WEB

ARBITRON

2011 Revenue Profile
FY ending 12/31/2011
© 2012 Arbitron Inc.
81
%
PPM radio
Other local radio
Network/National
57%
20%
4%
Consumer, retail
& media profiles
8
%
Software
8
%
International, mobile,
Audience ratings
3
%
cross-
platform & custom

Your
Radio
Ratings
Diary
GBR
Shows
Video
Schedule
Ultimate
RACE

ARBITRON

© 2012 Arbitron Inc.
Arbitron Marketplace Priorities
1. Maintain our PPM and Diary radio
ratings as the gold standard
by enhancing research quality
and improving service utility
2. Expand our services to include
digital radio
3. Pursue opportunities
in cross-
platform and mobile by leveraging
PPM services and enhancing
Internet & mobile measurement
capabilities

Digital Radio Audience Measurement
Over-the-Air Radio
Over-the-Air and Pure-Play
Internet Radio
© 2012 Arbitron Inc.
Future
Server-side streaming
data and PPM-measured
digital audiences
Current
Diary and PPM-measured
radio audiences

ARBN
S. Carolina 37
Georgia 55
2ND
Sports News Video
Subscribe
Playlists
Z100
ARBN

ARBITRON

Cross-Platform © 2012 Arbitron Inc. 6

Arbitron Cross-Platform Strengths
Television & radio ratings: PPM
technology
Smartphone measurement: IMMI
and Zokem Technology
PC measurement: IMMI technology
69,000-person PPM panel in
the US
Reputation for quality measurement
and research
Existing customer relationships with
advertisers, media companies, and
ad agencies
Current Capabilities
Emerging Capabilities
Mobile
Online
TV
Radio
© 2012 Arbitron Inc.

cimm

coalition for innovative media measurement

ARBITRON

3-screen (TV + PC + mobile) audience
data from ARB cross-platform pilot
delivered for Nov 2011 to Jan 2012.
CIMM evaluating results on the
aggregate level and for the 25
individual CIMM projects in the pilot
A+E Networks •
AT&T • Belo • Carat • CBS • Comcast •
ConAgra  Discovery • Gannett • GroupM • Hearst • Interpublic
• Microsoft NBC Universal • News Corporation • Omnicom
Media • P&G  PepsiCo • Publicis Groupe • Scripps Interactive •
Time Warner  Unilever • Viacom • Walt Disney
Arbitron Cross-Platform Progress
© 2012 Arbitron Inc.

Arbitron Cross-Platform Progress
Acquisition of Arbitron Mobile
CIMM:
Turner Networks:
CNN, Headline News, TNT,
and TBS
Turner/CBS:
ESPN:
ESPN:
© 2012 Arbitron Inc.
4Q 2011 pilot successful
OOH TV for
NFL and NCAA football
TV + radio + satellite radio
NCAA basketball
on TV + radio
for Mike and Mike
OOH TV for 2012

Arbitron Mobile: Smartphone Metering
Mobile Internet
Media & Music
Applications
Device
Life Patterns
Movements
& Places
Communications
Opt-in panelists selectively
recruited to represent
smartphone users
Online and offline usage,
device and network
performance
360°view
of consumer
usage and behavior
© 2012 Arbitron Inc.

Arbitron Mobile: Progress Syndicated panels in United Kingdom, France, and Germany Custom panels and technology licenses in a dozen countries © 2012 Arbitron Inc. 11

2012 Full-Year Guidance*
Revenue Growth:
+5% to
+7%
vs. $422.3 million in 2011
Earnings per Share:
$2.15 to
$2.30 (diluted)
vs. $2.00** (diluted) in 2011
**Excluding $0.07 impairment
charge in 4Q11
* The 2012 guidance is as of February 14, 2012, and is not being updated as of the date of this presentation.
© 2012 Arbitron Inc.

Arbitron Inc. Providing Integrated Measures of the Media Experience and Its Impact on Consumer Behavior NYSE: ARB 3/12 INV-12-07759 © 2012 Arbitron Inc.